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GE LOGO



ELFUN FUNDS
ANNUAL REPORT
December 31, 1995

                                                 UNDERSTANDING YOUR REPORT

                                                            Page
                                                            ____

ELFUN FUNDS' SPECTRUM                         INSIDE FRONT COVER
     HOW YOUR FUNDS MATCH UP WITH THE RISK/RETURN SPECTRUM

CHAIRMAN'S LETTER                                              1
                   DALE FREY ON MARKET EVENTS

REVIEW OF PERFORMANCE
AND SCHEDULES OF INVESTMENTS

  ELFUN GLOBAL FUND                                            2
  ELFUN TRUSTS                                                 7
  ELFUN DIVERSIFIED FUND                                      12
  ELFUN TAX-EXEMPT INCOME FUND                                20
  ELFUN INCOME FUND   . .                                     28
  ELFUN MONEY MARKET FUND                                     35
     PORTFOLIO MANAGERS DISCUSS YOUR FUNDS' RESULTS IN 1995

FINANCIAL STATEMENTS                                          41
      FINANCIAL HIGHLIGHTS AND STATEMENTS OF ASSETS AND
      LIABILITIES, OPERATIONS, AND CHANGES IN NET ASSETS

NOTES                                                         50
             NOTES TO THE FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT                                  55
                THE ACCOUNTANT'S OPINION

ELFUN FUNDS INVESTMENT TEAM   . .                             56

SHAREHOLDER INQUIRIES                          INSIDE BACK COVER
         HOW YOU CAN OBTAIN MORE INFORMATION

_______________________________________________________________________________

ON THE COVER:  GE Investments' portfolio managers are pictured making a trade in one of our newly upgraded trading rooms. During 1995, GE Investments made technological improvements in an effort to create state-of-the-art trading facilities.

                                INVESTMENT STRATEGY
_______________________________________________________________________________

CONSERVATIVE                    MODERATE                      AGGRESSIVE


FINDING THE RIGHT MIX OF RISK AND RETURN
_______________________________________________________________________________



MUTUAL FUND CATEGORIES                                        POTENTIAL
                                                             RISK/RETURN
                                                              SPECTRUM
_______________________________________________________________________________

GLOBAL GROWTH This category includes international stock funds that invest in common stocks and other equity securities of companies located primarily outside the United States. Compared with domestic stocks, these funds offer potentially higher returns, but carry additional risks.

Growth This category includes stock funds designed to pursue long-term growth. Balanced and asset allocation funds investing in diversified portfolios of bonds, other fixed income securities and money market instruments, as well as stocks may also be included. Although stocks historically have offered the greatest growth potential, they have fluctuated more in price from day to day.

Income This category includes taxable or tax-exempt bond funds. Depending on the types of bonds or other fixed income securities in which the funds invest, these funds seek to provide a moderate to high level of current income, while aiming to preserve an investor's original investment value. Stability This category seeks to provide strong safety and stability of principal while providing current income. Funds in this category are built around high-quality, short-term securities with remaining maturities of 13 months or less.

FINDING THE RIGHT MIX OF RISK AND RETURN

ELFUN FUNDS
_______________________________________________________________________________

ELFUN GLOBAL FUND

ELFUN TRUSTS
ELFUN DIVERSIFIED FUND

Each investor has a unique notion of what the "right" mix of risk and return should be. You may, for example, be an investor who seeks to maintain the highest possible degree of stability in your portfolio, and therefore favors money market securities. Or, you may be at the opposite end of the spectrum - someone who is willing to accept and tolerate higher degrees of risk in exchange for the potential of higher returns offered by stocks. Because higher returns generally mean greater price fluctuations and potential loss, investment decisions will always revolve around this tradeoff.


ELFUN TAX-EXEMPT FUND

ELFUN INCOME FUND

To help you align your portfolio's particular blend of risk and return with your investment preferences, Elfun Funds strives to offer an evenly balanced array of investment options.

ELFUN MONEY MARKET FUND

As illustrated at left, each fund in the Elfun family of funds falls into a distinct category that is designed to match up with the various stages of the risk/return spectrum. Using this guide, you can fashion a diversified portfolio to help you achieve your individual investment goals while maintaining a level of risk acceptable to you. Through this type of approach, Elfun Funds can truly be your core investment program.

                                                   A LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER:

This past year marks some exciting changes at GE Investments. We have devoted significant efforts and resources to improving our customer service capabilities. Our GE Inquiry Center has been expanded to accommodate major technology improvements. Each of our inquiry specialists has undergone extensive training in order to provide you with more valuable information. In addition, we continue to upgrade our trading areas with the latest equipment for trading, news and information to assure that our analysts stay on top of the markets. In the same spirit of change, you'll note some improvements to this year's annual report. We have organized the report to be more interesting and informative for you. For example, we added helpful fund information on the inside front cover to guide you through the report. Also, we have expanded our reviews of performance to include more fund highlights.

                           PERFORMANCE HIGHLIGHTS

[GRAPHIC]
PHOTO OF DALE F. FREY

After weak financial performance in 1994, financial markets rebounded tremendously in 1995, especially in the U.S. The Elfun Funds followed this trend with Elfun Trusts leading the way in performance with an annual return of 39.2%, the 3rd best year for the Fund since 1954. Elfun Diversified had its best year ever, with a 27.1% return, benefiting from the Fund's allocation in the U.S. stock market. The fixed income funds were boosted by lower interest rates in 1995, with both Elfun Income (18.2% return) and Elfun Tax-Exempt (17.3% return) achieving double digit performance.

          All of the Elfun Funds, except Elfun Global, outperformed the average of their peers' returns for the year, based on calculations by Lipper Analytical Services, an independent mutual fund rating service.
Additionally, the 1995 annual returns of Elfun Trusts and Elfun Money Market were in the top 10% of their Lipper peers.

          The average total returns for each applicable Lipper category, and complete details of each fund's performance can be found on various performance review pages contained in this annual report.

                              MARKET OVERVIEW

Strong corporate earnings were reported throughout 1995, along with low inflation and decreasing interest rates. Merger and acquisition activity topped $450 billion for the year and cash flows into equity mutual funds exceeded $100 billion, setting records for both measures. These factors drove the S&P 500 up 37.6% for the year.

          Bonds recovered after the worst market in history in 1994, reacting well to indications of an economy under control. The 1995 returns were 18.5%, as measured by the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Municipal Bond Index, returned 17.5% for the year, a strong performance considering that tax reform concerns hovered over the tax-exempt market throughout the year.

          International equity market performance, as measured by the MSCI EAFE Index, lagged the U.S. equity markets with a return of 11.2% for the year. This underperformance was primarily driven by Japan, where weak economic prospects and impending "bad debt" problems at financial institutions held Japanese equities to only a 0.7% gain in 1995. European markets posted a respectable return of 21.8% for the year. We believe European companies continue to represent excellent global values as cost-cutting efforts begin to pay off.

                                MARKET OUTLOOK

All in all, 1995 was a terrific year for the financial markets. Looking forward, the potential certainly exists for a short-term market correction given current high market valuation levels. Over the long term however, lower interest rates, controlled inflation, and stable economic growth should result in a continuation of long-term growth in the financial markets.

          It was a pleasure to serve your investment needs in 1995 and we look forward to helping you meet your financial objectives in 1996.


/s/ Dale F. Frey
Dale F. Frey
Chairman of the Board and President
GENERAL ELECTRIC INVESTMENTS CORPORATION

                                             ELFUN MONEY MARKET FUND

Q

&

A

BOB MACDOUGALL MANAGES THE ELFUN MONEY MARKET FUND. BOB'S BIOGRAPHICAL DETAILS CAN BE FOUND ON PAGE 28.

Q  HOW DID THE ELFUN MONEY MARKET FUND PERFORM COMPARE TO ITS
   BENCHMARKS IN 1995?

A Elfun Money Market Fund posted a total return of 5.8% compared with an average of 5.4% for 256 of the Money Market funds in our Lipper peer group. The 90 day Treasury Bill returned 6.1% for the same period.

Q  WHAT IS YOUR INVESTMENT STRATEGY?

A Our top priorities in this fund are to ensure we have sufficient liquidity to meet investors' needs and to maintain a high quality portfolio. We do not buy what we would consider to be exotic derivatives in order to "reach for yield". We do adjust our average portfolio maturity depending upon our outlook for the direction of short term rates.

Q  COULD YOU GIVE US AN EXAMPLE OF SUCH ADJUSTMENTS?

A Sure. Anticipating further tightening of monetary policy by the Federal Reserve, we entered 1995 with a shorter than normal maturity of 25 days.
This allowed us to reinvest at higher rates after the fed raised rates in February. Conversely, when the Fed shifted to a more accommodative stance in the second half of the year, we extended the portfolio's average maturity to about 50 days. This served to "lock-in" higher yields in a declining rate environment.

Q  WHAT IS YOUR OUTLOOK FOR 1996?

A We see many signs of a slow down in economic growth. With inflation subdued, we look for the Fed to cut short term rates further to help stimulate the economy. As such, we would expect to maintain a relatively longer average maturity in 1996.

[GRAPHIC]
Photo of U.S. Currency

                                ELFUN MONEY MARKET FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[GRAPHIC]

LINE CHART

Data for Line Chart to Follow:


         EFLUN MONEY MARKET
_________________________________

            ELFUN           90 DAY U.S.
        MONEY MARKET         TREASURY
_______________________________________
6/14/90   10,000             10,000
1990      10,450             10,490
1991      11,140             11,161
1992      11,574             11,585
1993      11,956             11,979
1994      12,458             12,518
1995      13,181             13,282



                       AVERAGE ANNUAL TOTAL RETURN
                FOR THE PERIODS ENDED DECEMBER 31, 1995

                                   ONE    FIVE      SINCE
                                  YEAR    YEAR   INCEPTION
Elfun Money Market                5.82%    4.75%     5.10%
90 U.S. T-Bill                    6.07%    4.82%     5.25%

                                INVESTMENT PROFILE

A Fund designed for investors who seek to achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity through investments in short-term high grade money market instruments.

                      *LIPPER PERFORMANCE COMPARISON
                      BASED ON 12/31/95 TOTAL RETURNS
                        MONEY MARKET PEER GROUP

                                     ONE      FIVE
                                    YEAR      YEAR
Fund's rank in peer group:            15        1
Number of Funds in peer group:       256      171
Peer group average total return:    5.37%    4.12%
Lipper categories in
 peer group:                        MONEY MARKET

*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                   FUND YIELD AT DECEMBER 31, 1995

                              FUND           DONAHUE
7 Day current                 5.4%             5.2%
7 Day effective               5.6%             5.3%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.


AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE ELFUN MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


_________________
SEE PAGE 39 FOR NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

      SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995

                            ELFUN MONEY MARKET FUND


[GRAPHIC]
PIE CHART

Data for Pie Chart to Follow:

Certficiate of Deposits                29.0%
Time Deposits & Other                   1.3%
Commerical Paper                       26.1%
U.S. Government                        43.6%


                                    PRINCIPAL      AMORTIZED
                                       AMOUNT        COST
__________________________________________________________

SHORT TERM INVESTMENTS-98.8%

U.S. GOVERNMENTS(d)-43.6%
    Federal Home Loan Bank
  5.34%      05/21/96                 $2,640          $2,585
  5.35%      05/14/96                  3,330           3,264
  5.40%      01/11/96 - 03/15/96       5,020           5,007
  5.57%      02/02/96                  3,960           3,940
                                                      14,796

    Federal Home Loan Mortgage Corp.
  5.46%      03/19/96                  3,000          2,964
  5.60%      01/03/96                    870            870
  5.75%      01/02/96                  8,860          8,859
                                                     12,693

    Federal National Mortgage Assoc.
  5.27%      06/12/96                  2,200          2,148
  5.45%      03/28/96                  1,500          1,480
  5.49%      03/06/96                  2,250          2,228
  5.50%      02/20/96 - 03/13/96       7,100          7,032
  5.55%      02/28/96                  4,200          4,162
  5.58%      01/04/96 - 01/25/96       6,680          6,664
                                                     23,714

    TOTAL U.S. GOVERNMENTS
     (COST $51,203)                                  51,203

COMMERCIAL PAPER(d)-26.1%
    Abbey National PLC
  5.62%      02/23/96                 $2,600         $2,579
  5.63%      02/23/96                  1,920          1,904
    Chemical Bank and Trust Co.
  5.70%      01/17/96                  3,900          3,890
    Dresdner Bank AG
  5.66%      02/16/96                  4,500          4,467
    First Union Corp.
  5.55%      03/28/96                  4,650          4,588
    Kredietbank
  5.70%      01/05/96                  4,600          4,597
    Merrill Lynch & Co. Inc.
  5.72%      01/03/96                  4,600          4,598
    National Australia Funding
  5.70%      01/12/96                  4,110          4,103

    TOTAL COMMERCIAL PAPER
      (COST $30,726)                                 30,726

CERTIFICATES OF DEPOSIT--29.0%
    Algemene Bank Nederland N.V.
  5.65%      03/27/96                  4,650          4,650
    Bank of Montreal NY
  5.80%      01/25/96                  4,500          4,500
    Bank of Nova Scotia
  5.78%      01/22/96                  3,870          3,870
    Bayerische Hypotheken Bank
  5.78%      01/08/96                  3,800          3,800
    Deutsche Bank AG
    5.75%  01/08/96                    4,600          4,600
    Royal Bank of Canada
  5.69%      01/02/96                  3,600          3,600
    Societe Generale
  5.66%      03/07/96                  4,500          4,500
    West Deutsche Landesbank
  5.67%      01/04/96                  4,600          4,600

TOTAL CERTIFICATES OF DEPOSIT
      (COST $34,120)                                 34,120




_______________

SEE NOTES TO SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS

                                         -37-




      SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995

                            ELFUN MONEY MARKET FUND

                                    PRINCIPAL      AMORTIZED
                                       AMOUNT        COST
__________________________________________________________

Time Deposits-0.1%
    State Street Cayman Islands
  5.875%    01/02/96                   $100           $100
      (Cost $100)

TOTAL SHORT TERM INVESTMENTS
      (COST $116,149)                             $116,149

OTHER ASSETS AND LIABILITIES,
      NET 1.2%                                       1,357
                                                 _________
   NET ASSETS -- 100%                             $117,506
                                                 _________
                                                 _________

                                          NOTES TO PERFORMANCE (UNAUDITED)

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

A portion of the Elfun Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), MSCI World Index, Lehman Brothers Aggregate Bond Index (LBKL), and the 90 Day U.S. Treasury Index (90 day T-bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,579 stocks of companies in 22 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The Lehman Brothers Aggregate Bond Index is a composite index of short, medium, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Lehman Brothers Municipal Bond Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The 90 Day U.S. Treasury Index is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Broad market index returns are calculated from the nearest month end to the Funds' inception date for funds with less than ten years of performance. The Donoghue yields represent the average yields of 772 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and Elfun Money Market which is not in the Wall Street Journal). The actual number of funds and numerical rankings in these universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service located in Summit, Jersey.

General Electric Investment Corporation agreed to limit certain fees and expenses of the Elfun Global, Elfun Diversified and Elfun Money Market Fund in prior years, as described in detail in the Funds' prospectus. In the absence of these limitations, the total returns for the Elfun Global and Elfun Diversified Funds would have been lower for the 5 year and since inception periods and for the Elfun Money Market Fund, the 5 year and since inception period would have been 4.48% and 4.80% respectively.

The Funds' portfolios are actively managed and their composition will vary over time. The specific holdings cited throughout the report are for illustrative purposes only and may not represent current or future investments of the Funds. They are not intended to constitute a recommendation to purchase or sell any particular security. See the prospectus for complete descriptions of investment objectives, policies and permissible investments.

                     NOTES TO SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $1,253, $665 and $6,192 or 0.9%, 0.9% and 2.8% of net
       assets for the Elfun Global Fund, Elfun Diversified Fund and Elfun Income Fund, respectively.

(c) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1995.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) Restricted securities. Securities are not registered under the Securities Act of 1933, or have contractual or legal restrictions to resale. Dates of acquisition and costs are shown in parentheses after the titles of the restricted securities. The Fund does not intend to register these securities and therefore should not bear any costs of registration. These restricted securities are fair valued by officers of the Funds under procedures authorized by the Trustees. At December 31, 1995, the fair value of these restricted securities represented $4,000 or 0.3% of net assets of Elfun Trusts.

(i) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31, 1995.

(j)    All or a portion of security out on loan.


ABBREVIATIONS:

ITL          --  Italian Lira

ADR          --  American Depository Receipt

AMBAC        --  AMBAC Indemnity Corporation

BIG          --  Bond Investment Guarantee

FSA          --  Financial Security Assurance

MBIA         --  Municipal Bond Insurance Association

REMIC        --  Real Estate Mortgage Investment Conduit

                                                        FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

<CAPTON>

ELFUN MONEY MARKET FUND                   1995      1994*      1993*      1992*      1991*
__________________________________________________________________________________________
Net asset value, beginning of period     $1.00     $1.00     $1.00       $1.00     $1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

 Net investment income                    0.06      0.04      0.03        0.04      0.06
__________________________________________________________________________________________

TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                    0.06      0.04      0.03        0.04      0.06
__________________________________________________________________________________________

LESS DISTRIBUTIONS FROM:
 Net investment income                    0.06      0.04      0.03        0.04      0.06
__________________________________________________________________________________________

 TOTAL DISTRIBUTIONS                      0.06      0.04      0.03        0.04      0.06
__________________________________________________________________________________________

 NET ASSET VALUE, END OF PERIOD          $1.00     $1.00     $1.00       $1.00     $1.00
__________________________________________________________________________________________


TOTAL RETURN                              5.82%     4.17%     3.31%       3.91%     6.55%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (in thousands)                      $117,506  $107,406   $59,959     $52,774   $47,623
 Ratio of net investment income
  to average net assets                   5.68%     4.20%     3.27%       3.86%     6.33%
 Ratio of expenses to average
  net assets                              0.30%     0.16%     0.00%       0.11%     0.04%

* Had the Advisor not absorbed a portion of the expenses the net investment per unit would have been the same, the total return would have been lower, and the ratio of expenses to average net assets would have been .34%, .39%, .35%, and .49% for the years ended December 31, 1994, 1993, 1992, and 1991, respectively.


                                       -43-



<PAGE


STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995 (AMOUNTS IN THOUSANDS)

                                                         ELFUN
                                                     MONEY MARKET
                                                         FUND

ASSETS
Investments in securities, at market
(Cost $119,844, $652,502, $58,326,
$1,180,703, $252,350, and
$0, respectively)                                         $0
Short term investments (at amortized cost)           116,149
Cash                                                      16
Foreign currency (cost $924, $14, $123,
$0, $0, and $0, respectively)                              0
Receivable for investments sold                            0
Dividends receivable                                       0
Interest receivable                                      355
Tax reclaim receivable                                     0
Receivable for fund shares sold                        2,023
Variation margin receivable                                0
____________________________________________________________

TOTAL ASSETS                                         118,543
____________________________________________________________

LIABILITIES
Options written, at market
(Premium received $0, $46, $0, $0, $0,
and $0, respectively)                                     0
Distributions payable to shareholders                    21
Payable upon return of securities loaned                  0
Payable for investments purchased                         0
Payable for fund shares repurchased                     921
Payable to GEIC                                          95
Variation margin payable                                  0
____________________________________________________________

TOTAL LIABILITIES                                     1,037
____________________________________________________________

NET ASSETS                                         $117,506
____________________________________________________________

NET ASSETS CONSIST OF:
Capital paid in                                    $117,496
Undistributed net investment income                      10
Accumulated net realized gain (loss)                      0
Net unrealized appreciation (depreciation) on:
Investments                                               0
Futures                                                   0
Written options                                           0
Foreign currency transactions                             0
____________________________________________________________

NET ASSETS                                         $117,506
____________________________________________________________

Shares outstanding (Par value
 $10, $10, $10, $10,
 $10, and $1, respectively)                         117,506
Net asset value, offering
 and redemption
 price per share                                      $1.00

See Notes to Financial Statements




                                       -45-



<PAGE

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS)


                               ELFUN
                           MONEY MARKET
                               FUND
INVESTMENT INCOME
 INCOME:
  Dividends                       $0
  Interest                     6,660
  Less: Foreign
  taxes withheld                   0
TOTAL INCOME                   6,660
Expenses:
 Administrative expenses          24
 Shareholder servicing
  agent expenses                  35
 Transfer agent expenses         149
 Custody and accounting           24
 Professional fees                30
 Registration, filing,
    printing and
   miscellaneous expenses         71
TOTAL EXPENSES                   333
NET INVESTMENT INCOME          6,327

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 REALIZED GAIN (LOSS) ON:
  Investments                      0
  Futures                          0
  Written options                  0
  Foreign currency transactions    0
 INCREASE (DECREASE) IN
  UNREALIZED APPRECIATION/
  DEPRECIATION ON:
 Investments                       0
 Futures                           0
 Written options                   0
 Foreign currency transactions     0
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS             0
Net increase in net assets
 resulting from operations    $6,327



See Notes to Financial Statements


                                      -47-




<PAGE

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
 (AMOUNTS IN THOUSANDS)

                                             ELFUN
                                         MONEY MARKET
                                             FUND
                                    1995             1994

INCREASE IN NET ASSETS
 OPERATIONS:
  Net investment income           $6,327           $3,358
  Net realized gain (loss)
   on investments,
   futures, written options,
   and foreign
   currency transactions               0                0
  Net increase (decrease) in
   unrealized appreciation
   /depreciation                       0                0
_______________________________________________________________

  Net increase (decrease)
   from operations                 6,327            3,358
_______________________________________________________________

 DISTRIBUTIONS TO UNITHOLDERS FROM:
   Net investment income          (6,327)          (3,358)
   Net realized gains                  0                0
_______________________________________________________________

 TOTAL DISTRIBUTIONS              (6,327)          (3,358)
_______________________________________________________________

  Increase (decrease) in net
  assets from
   operations and distributions        0                0
_______________________________________________________________

 SHARE TRANSACTIONS:
   Proceeds from sale
    of shares                    124,163          154,883
   Value of distributions
    reinvested                     6,040            3,201
   Cost of shares redeemed      (120,103)        (110,637)
_______________________________________________________________

  Net increase (decrease) from
   share transactions             10,100           47,447
_______________________________________________________________

 TOTAL INCREASE (DECREASE)
  IN NET ASSETS                   10,100           47,447

NET ASSETS
  Beginning of year              107,406           59,959
_______________________________________________________________

  End of year                   $117,506         $107,406
_______________________________________________________________

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
INCOME, END OF YEAR                  $10              $10


CHANGES IN FUND SHARES

FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
(AMOUNTS IN THOUSANDS)

Shares sold                    124,163            154,883
Issued for distributions
 reinvested                      6,040              3,201
Shares redeemed               (120,102)          (110,637)
NET INCREASE IN FUND SHARES     10,101            47,447
_______________________________________________________________

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)

  1. ORGANIZATION OF THE FUNDS

The Elfun Funds (the "Funds") are registered under the Investment Company Act of 1940 (as amended) ("the 1940 Act") as diversified, open-end management investment companies and are authorized to issue an unlimited number of shares. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates market value.

Portfolio positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Trustees.

Elfun Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates market value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases the Funds are required to hold collateral (cash, U.S. Government securities or other liquid, high grade debt obligations) with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities are denominated in foreign currency and translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the

                   NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, as a result of changes in the exchange rate.

INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and therefore no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At December 31, 1995, the Elfun Income Fund had a capital loss carryover of $614,528. The carryforward expires December 31, 2002.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premi ums on tax exempt bonds are amortized to call or maturity date, whichever is shorter using the effective yield method. On tax exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Investment Advisor and reimbursed by the Funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare investment income dividends daily (paid monthly). Elfun Global Fund, Elfun Trusts, and Elfun Diversified Fund declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Portfolios' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment

                        NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


income per share in the Financial Highlights table excludes these adjustments.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward".) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

REPURCHASE AGREEMENTS

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

FUTURES AND OPTIONS

The Funds, other than the Elfun Money Market Fund, may invest in futures contracts and may purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates.
Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. The Funds will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund involved.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

SECURITY LENDING

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive a lenders fee. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty

                              NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


(borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

  3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 1995 the Funds incurred expenses for the cost of services directed by General Electric Company's wholly owned subsidiary, General Electric Investment Corporation ("GEIC"), as Investment Advisor and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statement of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

  4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
        (DOLLARS IN THOUSANDS)

Aggregate gross unrealized appreciation/depreciation of investments for each Fund at December 31, 1995, were as follows:


                               GROSS            GROSS            NET
                             UNREALIZED       UNREALIZED      UNREALIZED
                            APPRECIATION     DEPRECIATION    APPRECIATION
__________________________________________________________________________
    Elfun Global Fund         $ 23,483           $ 6,711       $ 16,772
    Elfun Trusts               557,006             7,414        549,592
    Elfun Diversified
      Fund                      15,269               861         14,408
    Elfun Tax-Exempt
    Income Fund                105,517                 0        105,517
    Elfun Income Fund            7,073               403          6,670

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1995.
  5. OPTIONS
   (DOLLARS IN THOUSANDS)


During the year ended December 31, 1995 the following option contracts were written:

                              ELFUN TRUSTS         ELFUN DIVERSIFIED FUND
                        ________________________  ___________________________

                             NUMBER                      NUMBER
                       OF CONTRACTS      PREMIUM    OF CONTRACTS      PREMIUM
_______________________________________________________________________________
    Balance as of
    December 31, 1994          100          $18           0             $0
    Written                    250           62         694            157
    Closed and Expired        (200)         (34)       (300)          (155)
    Exercised                    0            0        (394)            (2)
                              _____         ____        ____           ____
    Balance as of
    December 31, 1995          150           $46          0             $0
                              _____         ____        ____           ____
                              _____         ____        ____           ____

                                        ELFUN INCOME FUND
                                   ________________________
                                      NUMBER
                                 OF CONTRACTS        PREMIUM
____________________________________________________________
    Balance as of
    December 31, 1994                 0               $ 0
    Written                       9,600                48
    Closed and Expired           (8,680)              (44)
    Exercised                      (920)               (4)
                                  ______             _____
    Balance as of
    December 31, 1995                 0               $ 0
                                  ______             _____
                                  ______             _____

                           NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)

  6. INVESTMENT TRANSACTIONS
    (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations, short-term investments and options, for the year ended December 31, 1995, were:


                                      PURCHASES      SALES
___________________________________________________________

    Elfun Global Fund                  $73,633     $71,036

    Elfun Trusts                       152,278     160,471

    Elfun Diversified Fund              19,008      16,175

    Elfun Tax-Exempt
     Income Fund                       739,434     701,038

    Elfun Income Fund                  402,790     427,114


The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the year ended
December 31, 1995, were:


                                        PURCHASES     SALES
____________________________________________________________

    Elfun Trusts                           $ 0       $5,448

    Elfun Diversified Fund              42,112       41,083

    Elfun Income Fund                  463,603      420,805

  7. SECURITY LENDING

At December 31, 1995, the Elfun Income Fund loaned securities having a value, including accrued interest, of approximately $39,694,174 and received $40,478,335 in cash and letters of credit as collateral for the loans. Cash collateral received is invested in high grade liquid debt obligations and short term investments at December 31, 1995.

                                                INDEPENDENT AUDITORS' REPORT

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TO THE BOARD OF TRUSTEES AND
SHAREHOLDERS OF THE ELFUN MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun Global Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds, the results of their operations, the changes in their net assets and their financial highlights for the aforementioned periods, in conformity with generally accepted accounting principles.

                              /s/KPMG Peat Marwick
                                 KPMG Peat Marwick

New York, New York
February 8, 1996

                                      ELFUN FUNDS INVESTMENT TEAM

PORTFOLIO MANAGERS

ELFUN GLOBAL FUND
Ralph R. Layman

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Robert R. Kaelin

ELFUN INCOME FUND
Robert A. MacDougall

ELFUN MONEY MARKET FUND
Robert A. MacDougall

TRUSTEES

Dale F. Frey
CHAIRMAN OF THE BOARD AND PRESIDENT,
GENERAL ELECTRIC INVESTMENT CORPORATION

Eugene K. Bolton
Michael J. Cosgrove
Ralph R. Layman
Alan M. Lewis
John H. Myers
Donald W. Torey

OFFICERS OF GENERAL ELECTRIC INVESTMENT CORPORATION


SECRETARY
Alan M. Lewis

INVESTMENT ADVISOR
General Electric Investment Corporation

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

CUSTODIAN
State Street Bank & Trust Company

SHAREHOLDER SERVICING AGENT
Address all inquiries to:
GE Investments
P.O. Box 8309
Boston, MA 02266-8309

                                             ELFUN FUNDS SERVICES

SERVICES FOR OUR SHAREHOLDERS:

    Elfun Inquiry Center         1-800-242-0134
    Dial Comm                        8*225-4040
    Toll                         1-203-326-4040

AUDIO RESPONSE SYSTEM:

To obtain information and process account transactions on your Elfun Funds:

  *  Call 1-800-242-0134

  *  Press 1 on your touch-tone phone to gain access

  *  Press 2 to obtain information on the Elfun Funds

  *  Then select an option below.

    PERSONALIZED SERVICES:
    Please press zero (0) on your touch-tone phone or please hold on your rotary dial phone to speak directly to an Inquiry Specialist in order to obtain:

                *  General Information

                *  Fund Exchanges

                *  Telephone Wire Redemption

                *  Change of Registration Instructions

                *  IRA Rollovers

                *  Check Reordering

    DAILY VALUE, YIELDS/PERFORMANCE              1-800-843-3359

_______________________________________________________________

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_______________________________________________________________

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  TRANSFER                 ACCOUNT                 FUND
  BY MAIL                  BALANCE                 EXCHANGES
_______________________________________________________________

     2                        2                       2
  REDEEM                   LAST                    REDEMPTIONS
  BY MAIL                  TRANSACTION
_______________________________________________________________

     3                        3                       3
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  ADDRESS                  STATEMENT               TAX FORMS
_______________________________________________________________

  4
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_______________________________________________________________

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